                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                         ____________________


                               FORM 8-K

                            CURRENT REPORT


                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): January 15, 2003



                      Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 2000-02
                    (Exact name of registrant as
                      specified in its charter)



         Delaware          333-82281            41-1743653
      (State or other     (Commission         (IRS Employer
      jurisdiction of     File Number)       Identification No.)
      incorporation)


290 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

   The Servicer's Certificate for the month of December 2002 was distributed to Noteholders on January 15, 2003.




Item 7(c). Exhibits


          Exhibit No.                   Description
          -----------             -----------------------

              20.1                Servicer's Certificate for the month of
                                     December 2002.




                              SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               ARCADIA RECEIVABLES FINANCE CORP.


                                By: /s/

                                 ----------------------------
                                         Cindy A. Barmeier
                                     Assistant Vice President



Date: January 14, 2003

                         Distribution Date Statement to Certificateholders

 Series Number:          ASSOC 2000-02
 Issuer:                 Associates Automobile Receivables Trust

 Accounting Date:        31-Dec-02
 Distribution Date:      15-Jan-03
 Distribution #:         27
 W.A.C.                  17.9590%

 W.A.M.                  39.1300


 Trustee:                Banc One
                         Barbara Grosse  (312) 407-1902

 Bond Administrator:     CitiMortgage, Inc.
                         Dan Radev (636) 256-6411





------------------------------------------------------------------------------------------------------------
                                       Current       Next
 Class      Coupon Type                Coupon        Coupon        Original Par       CUSIP #

------------------------------------------------------------------------------------------------------------

         A1                       Fixed      6.61500%     6.61500%     $50,000,000.00      xBCC03VLI6
         A2                       Fixed      6.79000%     6.79000%    $349,000,000.00       046001AF0
         A3                       Fixed      6.82000%     6.82000%    $321,000,000.00       046001AG8
         A4                       Fixed      6.90000%     6.90000%    $121,000,000.00       046001AH6
         A5                       Fixed      6.99000%     6.99000%    $209,000,000.00       046001AJ2
                                                                     -----------------
                                       Class A Total                $1,050,000,000.00


                                                                     -----------------
                                                                    $1,050,000,000.00



                           Distribution Date Statement to Certificate Holders

Series Number:       ASSOC 2000-02
Distribution Date:   1/15/2003

----------------------------------------------------------------------------------------------------------------------
                                                                                                        Cum Unpaid
               Interest         Interest     Interest       Principal                   Interest Paid   Interest
     CLASS     Accrued         Shortfall    Recoveries      Recoveries   Interest Paid Per Certificate  Shortfall
----------------------------------------------------------------------------------------------------------------------

        A1         $0.00         $0.00          $0.00          $0.00             $0.00     0.00000000            $0.00
        A2         $0.00         $0.00          $0.00          $0.00             $0.00     0.00000000            $0.00
        A3   $672,468.96         $0.00          $0.00          $0.00       $672,468.96     2.09491888            $0.00
        A4   $695,750.00         $0.00          $0.00          $0.00       $695,750.00     5.75000000            $0.00
        A5 $1,217,425.00         $0.00          $0.00          $0.00     $1,217,425.00     5.82500000            $0.00
            ----------------------------------------------------------------------------------------------------------
A Total    $2,585,643.96         $0.00          $0.00          $0.00     $2,585,643.96                           $0.00


            ==========================================================================================================
 Total     $2,585,643.96         $0.00          $0.00          $0.00     $2,585,643.96                           $0.00



                             Distribution Date Statement to Certificateholders


Series_Number:          ASSOC 2000-02
Distribution Date:      1/15/2003


    -------------------------------------------------------------------------------------------------------------------
                                         Certificate                             Principal      Cumulative
                     Principal           Reductions         Principal            Paid           Principal
 CLASS               Due                 not part of        Paid                 Per            Loss
                                         distributions                           Certificate
    -------------------------------------------------------------------------------------------------------------------

                  A1               $0.00                $0.00              $0.00      0.00000000            0.00
                  A2               $0.00                $0.00              $0.00      0.00000000            0.00
                  A3      $17,288,055.76                $0.00     $17,288,055.76     53.85687153            0.00
                  A4               $0.00                $0.00              $0.00      0.00000000            0.00
                  A5               $0.00                $0.00              $0.00      0.00000000            0.00
                         ---------------------------------------------------------------------------------------
             A Total      $17,288,055.76                $0.00     $17,288,055.76                            0.00

                         ========================================================================================
          Total           $17,288,055.76                $0.00     $17,288,055.76                            0.00

                               Distribution Date Statement to Certificateholders

Series Number:           ASSOC 2000-02
Distribution Date:       1/15/2003




           ----------------------------------------------------------------------------------------------------------
                    Previous           Ending        Beginning         Ending           Ending      Final Scheduled
                    Period's           Period's     Balance Per        Balance Per      Balance     Distribution Date
CLASS               Balance            Balance       Certificate       Certificate     Pool Factor
          -----------------------------------------------------------------------------------------------------------

         A1              $0.00              $0.00       0.00000000         0.00000000      0.00000000      9/15/2001
         A2              $0.00              $0.00       0.00000000         0.00000000      0.00000000      6/15/2003
         A3    $118,322,984.16    $101,034,928.40     368.60742729       314.75055576      0.31475056      2/15/2005
         A4    $121,000,000.00    $121,000,000.00    1,000.0000000     1,000.00000000      1.00000000      8/15/2005
         A5    $209,000,000.00    $209,000,000.00    1,000.0000000     1,000.00000000      1.00000000      7/15/2008
              ------------------------------------
     A Total   $448,322,984.16    $431,034,928.40


              ====================================
      Total    $448,322,984.16    $431,034,928.40





                              Distribution Date Statement to Certificateholders


Series Number:            ASSOC  2000-02
Distribution Date:        1/15/2003


      Delinquency Status

    --------------------

                   30+ days       60+ days      90+ days

               ---------------------------------------------

    Amount      17,475,222.56   6,792,119.10       8,286,320.50

   Stated Collateral Information

   -------------------------------

               Service Fees       Beginning Balance       Ending Balance
           --------------------------------------------------------------

                $522,302.67        $501,410,558.81       $484,610,814.04

   Advances

   ----------

        Beginning Advances                                    904,396.28

        Current Month's Advances                              471,413.30
        Advance Recovery                                     -412,556.19

        Ending Advances                                       963,253.39

   Reserve Account Information

   ---------------------------

        Beginning Balance                                   5,497,524.38

        Deposit to Reserve Account                                  0.00
        Withdraw from the Reserve Account                           0.00

        Ending Balance                                      5,497,524.38


   Collection Account Summary

  ------------------------------


        Total Interest Received                             6,876,959.71
        Principal Prepayments                               3,855,145.35

        Principal Collected                                 8,454,364.04
        Total Principal Received                           12,309,509.39

        Total Payment Received                             19,186,469.10
        Net Liquidation Proceeds                            1,210,497.75

        Reserve Account Withdraw                                    0.00
        Reserve Account Income                                  4,575.97

        Total Available Funds                              20,460,399.93
        Certificate Distribution Amount                             0.00

        Net Payment to Trustee                             19,933,521.29

        MBIA Premium                                           64,397.54


   Overcollateralization Summary
   ---------------------------------

        Required OC                                        67,845,513.97

        Current OC                                         53,575,885.64

        OC Deficiency                                      14,269,628.33



                      Current                   Current       3-Month      Level I      Level II     Level I      Level II
                      Month $     Cumulative    Month %       Average %    Trigger %    Trigger %    Broken ?     Broken ?

                  -------------------------------------------------------------------------------------------------------------


Delinquencies    32,553,662.16        N/A           6.7175%     6.3066%        9.00%      11.00%       No          No

Losses            3,279,737.63    86,091,964.82    7.8301 %     7.5108%        9.70%      12.15%       No          No
Defaults              N/A             N/A          7.8492 %     8.9958%        7.75%       9.20%      Yes          No
